SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2007
MERRILL LYNCH DEPOSITOR, INC.
(on behalf of PREFERREDPLUS TRUST SERIES ALL-1)
(Exact name of registrant as specified in its charter)

Delaware	001-16835	13-3891329
(State or other	(Commission	(I. R. S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

World Financial Center,	10080
New York, New York	(Zip Code)
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (212) 449-1000
INFORMATION TO BE INCLUDED IN REPORT
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations
     Not applicable.
Section 2. Financial Information
     Not applicable.
Section 3. Securities and Trading Markets
     Not applicable.
Section 4. Matters Related to Accountants and Financial Statements
     Not applicable.
Section 5. Corporate Governance and Management
     Not applicable.
Section 6. Asset-Backed Securities
     Not Applicable.
Section 7. Regulation FD
     Not applicable.
Section 8. Other Events
     Item 8.01 Other events
99.1	Distribution to holders of the PreferredPLUS Trust Certificates Series ALL-1 on August 15, 2007.
     For information with respect to the underlying securities held by PreferredPLUS Trust Series ALL-1, please refer to Hanover Insurance Group Inc.’s (Commission file number 001-13754) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the “SEC”). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC’s Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities guarantor and the underlying securities issuer has filed electronically with the SEC.
     Although we have no reason to believe the information concerning the underlying securities, the junior subordinated debentures and the underlying guarantee or the underlying securities issuer and the underlying securities guarantor contained in the underlying securities guarantor’s Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer or the underlying securities guarantor (including, without limitation, no investigation as to their respective financial condition or creditworthiness) or of the underlying securities, the junior subordinated debentures or the underlying guarantee has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and the underlying securities guarantor as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer or the underlying securities guarantor. There can be no assurance that events affecting the underlying securities, the junior subordinated debentures and the underlying guarantee or the underlying securities issuer and the underlying securities guarantor have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.
Section 9. Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits
(a)	Financial statements of business acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.
99.1	Trustee’s report in respect of the August 15, 2007 distribution to holders of the PreferredPLUS Trust Certificates Series ALL-1.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.
Date: August 29, 2007	By:	/s/ Michael R. Vasseghi
	Name:	Michael R. Vasseghi
	Title:	President

EXHIBIT INDEX
99.1	Trustee’s report in respect of the August 15, 2007 distribution to holders of the PreferredPLUS Trust Certificates Series ALL-1.